UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

REYNDERS, MCVEIGH
CORE EQUITY FUND

Institutional Shares – ESGEX

Annual Report

January 31, 2021

Reynders, McVeigh Capital Management, LLC

121 High Street, 4th Floor

Boston, MA 02110

(800) 950-6868

Portfolio Managers’ Letter to Shareholders (Unaudited)

Reynders, McVeigh Capital Management (“Reynders, McVeigh”) is pleased that the Reynders, McVeigh Core Equity Fund (the “Fund”) provides the opportunity to share three of our firm’s investing principles with the public. Our first principle is that companies that are financially strong and consistently increase the dividend provide the foundation of an investment portfolio. Second, companies with innovative technology can disrupt industries, while benefitting both shareholders and society. Third, our firm believes the analysis of a company’s environmental, social, and governance (ESG) attributes is crucial to gain a deeper understanding of the opportunities and liabilities that can impact operating performance.

Since the founding of Reynders, McVeigh Capital Management in 2005, our firm has worked to show that the integration of ESG values with disciplined financial research can provide good long-term performance. Our firm now finds this approach is being accepted as a winning strategy.

Our firm’s ESG investing excludes sectors such as firearms, fossil fuel, and tobacco. However, our belief is that simply excluding industries does not, in itself, represent a complete investment discipline. Our investment approach also demands that capital be directed into important social themes that will have positive impacts. Our firm analyzes each company not only through fundamental economic factors, but also through environmental, social, and governance lenses that help us understand our investments in a deeper way.

The focus on ESG has led to the Reynders, McVeigh Core Equity Fund holding numerous investments that may not be household names. Holdings include BillerudKorsnas (manufactures paper-based packaging that can replace plastic packaging), Enphase (manufactures microinverters that improve the electrical output of solar panels), Ormat (the largest operator of geothermal power plants in the United States), Orsted (the world’s largest operator of offshore wind farms), Tomra (manufactures reverse vending machines that collect bottles and cans for recycling), and Vestas (one of the world’s largest manufacturers of wind turbines).

The U.S. stock market plummeted in March of 2020 due to fears surrounding the coronavirus pandemic. However, the market quickly recovered as investors assessed the economy’s long-term prospects. Our firm believes low rates available on fixed-income investments has also contributed to investors seeking to invest in equities.

Our firm had the infrastructure in place for employees to perform their job responsibilities remotely when the pandemic began. Our firm remains cautious about reopening, placing priority on the health and welfare of our team. As Portfolio Managers, we are confident in our ability to effectively manage the Fund for the duration of the pandemic. Our research and stock selection process will continue to factor in the global impact of the crisis.

The Reynders, McVeigh Core Equity Fund returned 49.21% for the fiscal year ended January 31, 2021 compared to 15.45% for the MSCI World Index*. Growth was primarily attributable to strong stock selection, rather than being overexposed or underexposed to certain sectors.

Portfolio Managers’ Letter to Shareholders (Unaudited) (continued)

The largest gains in the Fund were attributable to Tesla and Beam Therapeutics. Tesla’s stock soared as electric vehicle adoption continues to increase. We believe there is room for further growth. Deutsche Bank said battery-powered electric cars comprised only 4% of all new cars sold last year in the United States, Europe, and China. Our firm believes Tesla’s battery storage business is also poised for growth. The battery storage business stores excess electricity generated by renewable resources (often generated during the day) for use when demand exceeds supply (often when people return home in the evening). Beam Therapeutics soared as investors became more enthusiastic about the company’s “base editing” technology, which can alter DNA to correct the underlying cause of genetic diseases. Our firm notes Beam Therapeutics is an early-stage company, without any treatments currently approved by the FDA.

The Fund contained many other stocks that performed well during the pandemic. Danaher sells equipment used by researchers in laboratories and it wrote, “COVID-19 related research and development among biotech and pharmaceutical customers generated strong demand for the Company’s bioprocessing, filtration, genomic and automation solutions.” Microsoft experienced strong adoption of its Teams videoconferencing feature that was used by employees to communicate with each other as the pandemic closed offices across the world. PayPal’s revenues increased as consumers turned to online purchases to minimize their time spent in stores during the pandemic. Teladoc’s telehealth platform experienced rapid adoption as patients increasingly conducted virtual consultations with healthcare providers rather than entering offices.

The laggards in the Fund last year include Becton Dickinson and CVS Health. Becton Dickinson’s sales suffered as medical procedures were postponed during the coronavirus pandemic. However, our firm believes Becton Dickinson remains an attractive holding as its portfolio of products (e.g., catheters, diagnostics, and syringes) should remain in high demand due to the aging population. CVS Health’s stock declined in 2020, perhaps as investors worried about the threat of e-commerce to its front-of-the-store business, along with the threat of Amazon disrupting its pharmacy business. However, our firm believes CVS Health is doing a good job positioning itself as a community health center with its HealthHUB format. Our firm also believes the convenience of CVS Health’s MinuteClinics will lead to increased utilization.

The Fund’s largest sector overweighting is healthcare when compared to the MSCI World Index due to the need to care for an aging population. The Fund also continues to overweight technology compared to the MSCI World Index due to the premise that society’s technological advancements are growing exponentially. The future appears poised to bring driverless cars, increased automation, and lightning-fast wireless networks. Despite the promise of these technologies, the Fund has been working to limit overexposure to the technology sector due to the concern that valuations are becoming stretched.

Portfolio Managers’ Letter to Shareholders (Unaudited) (continued)

Reynders, McVeigh continues to search for financially sound, well-run companies that make a positive contribution to society. It is our sincere belief that these types of companies can serve as the foundation for an investor’s equity portfolio.

Thank you for your trust.

Patrick McVeigh

Charlton Reynders, III

Eric Shrayer, CFA, CFP®

Managers for the Reynders, McVeigh Core Equity Fund

*	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Investment Results (Unaudited)

Average Annual Total Returns(a) as of January 31, 2021

		Annualized
		Since Inception
	One Year	03/29/2019
Reynders, McVeigh Core Equity Fund - Institutional Shares	49.21%	33.10%
MSCI World Index(b)	15.45%	15.41%

		Expense Ratios(c)
		Institutional
		Shares
Gross		2.16%
With Applicable Waivers		0.96%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on distributions from Reynders, McVeigh Core Equity Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 950-6868.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently, the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees and expenses, whereas the Fund’s returns are shown net of fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratio is from the Fund’s prospectus dated May 29, 2020. Reynders, McVeigh Capital Managment, LLC, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the average daily net assets of the Fund through May 31, 2021 (the “Expense Limitation Agreement”). The Expense Limitation Agreement is expected to continue from year to year thereafter. Prior to February 28, 2020, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expense of the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) did not exceed 1.00% of the average daily net assets of the Fund. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Institutional

Investment Results (Unaudited) (continued)

Shares Expense Ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of January 31, 2021, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Reynders, McVeigh Core
Equity Fund - Institutional Shares and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on March 29, 2019 (commencement of operations) and held through January 31, 2021. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 950-6868. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

January 31, 2021

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Reynders, McVeigh Core Equity Fund Schedule of Investments
January 31, 2021

	Shares	Fair Value
COMMON STOCKS — 97.90%

Canada — 2.32%
Industrials — 2.32%
Canadian National Railway Co.	10,235	$1,035,475

Denmark — 6.89%
Energy — 2.23%
Vestas Wind Systems A/S	4,650	998,576

Health Care — 1.46%
Novo Nordisk A/S, Class B - ADR	9,369	652,082

Materials — 1.20%
Novozymes A/S, Class B (a)	8,804	537,951

Utilities — 2.00%
Orsted A/S (a)	4,704	892,584

Total Denmark		3,081,193

France — 5.51%
Consumer Staples — 1.38%
L’Oreal SA	1,732	617,319

Industrials — 2.22%
Schneider Electric SE	6,775	990,980

Technology — 1.91%
Capgemini SE (a)	5,600	854,000

Total France		2,462,299

Ireland — 4.68%
Consumer Staples — 2.29%
Kerry Group PLC	7,544	1,025,041

Health Care — 2.39%
Medtronic PLC	9,600	1,068,768

Total Ireland		2,093,809

Netherlands — 2.76%
Materials — 2.76%
Koninklijke DSM N.V.	7,056	1,234,800

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund Schedule of Investments (continued)
January 31, 2021

	Shares	Fair Value
COMMON STOCKS — 97.90% - continued

Norway — 1.71%
Industrials — 1.71%
Tomra Systems ASA	15,991	$765,969

Sweden — 2.10%
Materials — 2.10%
BillerudKorsnas AB (a)	51,880	940,984

United Kingdom — 3.59%
Consumer Staples — 2.14%
Unilever PLC - ADR	16,345	953,567

Industrials — 1.45%
Halma PLC	19,099	649,615

Total United Kingdom		1,603,182

United States — 68.34%
Communications — 6.07%
Alphabet, Inc., Class C (a)	455	835,262
T-Mobile US, Inc. (a)	7,150	901,472
Walt Disney Co. (The)	5,800	975,386
		2,712,120
Consumer Discretionary — 6.31%
Interface, Inc.	54,000	542,160
NIKE, Inc., Class B	6,395	854,308
Tesla, Inc. (a)	1,800	1,428,354
		2,824,822
Consumer Staples — 1.94%
Sysco Corp.	12,100	865,271

Energy — 1.45%
Enphase Energy, Inc. (a)	3,560	649,166

Health Care — 19.66%
Abbott Laboratories	11,012	1,360,973
Beam Therapeutics, Inc. (a)	8,000	771,440
Becton, Dickinson and Co.	4,052	1,060,773
CVS Health Corp.	14,320	1,026,028
Danaher Corp.	4,849	1,153,286
Frequency Therapeutics, Inc. (a)	16,900	658,931
Illumina, Inc. (a)	1,809	771,430
Pacific Biosciences of California, Inc. (a)	27,500	889,625
Teladoc Health, Inc. (a)	4,145	1,093,575
		8,786,061

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund Schedule of Investments (continued)
January 31, 2021

	Shares	Fair Value
COMMON STOCKS — 97.90% - continued

Industrials — 6.95%
Carrier Global Corp.	34,500	$1,328,250
Rockwell Automation, Inc.	4,551	1,131,060
Xylem, Inc.	6,733	650,340
		3,109,650
Materials — 2.28%
AptarGroup, Inc.	7,658	1,018,284

Real Estate — 1.33%
Boston Properties, Inc.	6,500	593,255

Technology — 20.56%
Analog Devices, Inc.	7,994	1,177,756
Apple, Inc.	9,335	1,231,847
ExOne Co. (The) (a)	36,000	998,640
MarketAxess Holdings, Inc.	1,310	708,396
MasterCard, Inc., Class A	3,374	1,067,162
Microsoft Corp.	4,925	1,142,403
NVIDIA Corp.	2,317	1,203,890
PayPal Holdings, Inc. (a)	4,067	952,939
Xilinx, Inc.	5,441	710,431
		9,193,464
Utilities — 1.79%
Ormat Technologies, Inc.	7,017	801,061

Total United States		30,553,154

Total Common Stocks (Cost $28,817,514)		$43,770,865

	Principal
	Amount	Fair Value
CERTIFICATE OF DEPOSIT — 0.11%
Self-Help Federal Credit Union, 1.90%, 12/20/2021	$50,000	$50,835

Total Certificate of Deposit (Cost $50,000)		50,835

Total Investments — 98.01% (Cost $28,867,514)		43,821,700

Other Assets in Excess of Liabilities — 1.99%		891,694

NET ASSETS — 100.00%		$44,713,394

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund Statement of Assets and Liabilities
January 31, 2021

Assets
Investments in securities at fair value (cost $28,867,514)	$43,821,700
Cash equivalents	813,015
Receivable for fund shares sold	179,250
Dividends and interest receivable	22,145
Tax reclaims receivable	7,154
Prepaid expenses	7,746
Total Assets	44,851,010
Liabilities
Payable for investments purchased	73,932
Payable to Adviser	15,731
Payable to Administrator	15,969
Payable to Auditor	18,950
Other accrued expenses	13,035
Total Liabilities	137,616
Net Assets	$44,713,394
Net Assets consist of:
Paid-in capital	28,317,650
Accumulated earnings	16,395,744
Net Assets	$44,713,394
Institutional Shares:
Shares outstanding (unlimited number of shares authorized, no par value)	2,643,950
Net asset value, offering and redemption price per share	$16.91

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund Statement of Operations
For the year ended January 31, 2021

Investment Income:
Dividend income (net of foreign taxes withheld of $13,121)	$314,263
Interest income	1,072
Total investment income	315,335
Expenses:
Investment Adviser	235,286
Fund accounting	31,959
Administration	30,801
Legal	19,347
Audit and tax preparation	18,450
Trustee	15,166
Registration	13,823
Custodian	13,600
Transfer agent	12,000
Compliance services	12,000
Report printing	4,558
Offering	3,435
Pricing	1,867
Miscellaneous	23,278
Total expenses	435,570
Fees contractually waived by Adviser	(136,321)
Net operating expenses	299,249
Net investment income	16,086
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,501,328
Net realized loss on foreign currency translations	(328)
Net change in unrealized appreciation of investment securities and foreign currency translations	12,490,514
Net realized and change in unrealized gain on investments	13,991,514
Net increase in net assets resulting from operations	$14,007,600

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund Statement of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	January 31, 2021	January 31, 2020 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$16,086	$20,654
Net realized gain (loss) on investment securities transactions and foreign currency translations	1,501,000	(42,706)
Net change in unrealized appreciation of investment securities and foreign currency translations	12,490,514	2,464,293
Net increase in net assets resulting from operations	14,007,600	2,442,241
Distributions to Shareholders from Earnings:
Institutional Shares	(26,250)	(28,022)
Total distributions	(26,250)	(28,022)
Capital Transactions - Institutional Shares
Proceeds from shares sold	9,056,259	21,626,806
Reinvestment of distributions	25,739	27,809
Amount paid for shares redeemed	(1,759,911)	(658,877)
Net increase in net assets resulting from capital transactions	7,322,087	20,995,738
Total Increase in Net Assets	21,303,437	23,409,957
Net Assets
Beginning of year	23,409,957	—
End of year	$44,713,394	$23,409,957
Share Transactions - Institutional Shares
Shares sold	708,596	2,125,355
Shares issued in reinvestment of distributions	1,580	2,474
Shares redeemed	(131,111)	(62,944)
Net increase in shares outstanding	579,065	2,064,885

(a)	For the period March 29, 2019 (commencement of operations) to January 31, 2020.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund - Institutional Class
Financial Highlights

(For a share outstanding during each period)

	For the	For the
	Year Ended	Period Ended
	January 31, 2021	January 31, 2020 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.34	$10.00
Investment operations:
Net investment income	0.01	0.01
Net realized and unrealized gain on investments	5.57	1.34
Total from investment operations	5.58	1.35
Less distributions to shareholders from:
Net investment income	(0.01)	(0.01)
Total distributions	(0.01)	(0.01)
Net asset value, end of period	$16.91	$11.34
Total Return(b)	49.21%	13.54	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$44,713	$23,410
Ratio of net expenses to average net assets	0.95%	1.00	% (d)
Ratio of expenses to average net assets before waiver	1.39%	2.15	% (d)
Ratio of net investment income to average net assets	0.05%	0.13	% (d)
Portfolio turnover rate	22%	13	% (c)

(a)	For the period March 29, 2019 (commencement of operations) to January 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements
January 31, 2021

NOTE 1. ORGANIZATION

The Reynders, McVeigh Core Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on September 19, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Reynders, McVeigh Capital Management, LLC (the “Adviser”). The investment objective of the Fund is to seek capital preservation and long-term capital growth.

The Fund currently offers one class of shares, Institutional Shares. The Fund commenced operations on March 29, 2019. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2021

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous two tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2021

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/ or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities. Certificates of Deposit securities are valued using evaluated mean prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2021

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$42,745,824	$1,025,041	$—	$43,770,865
Certificates of Deposit	—	50,835	—	50,835
Total	$42,745,824	$1,075,876	$—	$43,821,700

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2021

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended January 31, 2021, the Adviser earned fees of $235,286 from the Fund. At January 31, 2021, the Fund owed the Adviser $15,731.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 0.95% of the Fund’s Institutional Shares average daily net assets through May 31, 2021 (“Expense Limitation”). Prior to February 28, 2020, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expense of the Fund did not exceed 1.00% of the average daily net assets of the Fund. During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time. As of January 31, 2021, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
January 31, 2023	$179,535
January 31, 2024	136,321

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended January 31, 2021, the Administrator earned fees of $30,801 for administration services, $12,000 for compliance services, $31,959 for fund accounting services, and $12,000 for transfer agent services. At January 31, 2021, the Fund owed the Administrator $15,969 for such services.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2021

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, have each received an annual retainer of $1,000 per Fund plus an additional $500 per Fund for each quarterly in-person Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2021, purchases and sales of investment securities, other than short-term investments, were $13,518,871 and $6,673,881, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$15,068,745
Gross unrealized depreciation	(114,559)
Net unrealized appreciation/(depreciation) on investments	$14,954,186
Tax cost of investments	$28,867,514

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)
January 31, 2021

The tax character of distributions paid for the fiscal years ended January 31, 2021 and January 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income (a)	$26,250	$28,022
Total distributions paid	$26,250	$28,022

(a)	Short term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$649,555
Undistributed long term capital gain	791,382
Unrealized appreciation on investments	14,954,807
Total accumulated earnings	$16,395,744

NOTE 7. CORONAVIRUS (COVID-19) PANDEMIC

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Reynders, McVeigh Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Reynders, McVeigh Core Equity Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of January 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended January 31, 2021 and the period March 29, 2019 (commencement of operations) to January 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at January 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended January 31, 2021 and the period March 29, 2019 (commencement of operations) to January 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

March 26, 2021

Reynders, McVeigh Core Equity Fund
Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s initial Report, which was presented to the Board for consideration at its meeting held on September 8, 2020, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Reynders, McVeigh Core Equity Fund
Approval of Investment Advisory Agreement (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on September 8 and 9, 2020, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the Investment Advisory Agreement between the Trust and Reynders, McVeigh Capital Management, LLC (“Reynders, McVeigh”) (the “Investment Advisory Agreement”) with respect to the Reynders, McVeigh Core Equity Fund (the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Reynders, McVeigh and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Reynders, McVeigh, including, but not limited to, Reynders, McVeigh’s response to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, the operating expense limitation agreement between the Trust and Reynders, McVeigh (the “Expense Limitation Agreement”), and peer group expense and performance data provided by Broadridge for comparative purposes (collectively, the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Reynders, McVeigh, Trust management, and with counsel to the Independent Trustees. The completeness of the Support Materials provided by Reynders, McVeigh, which included both responses and materials provided in response to initial and supplemental due diligence requests, was noted. Representatives from Reynders, McVeigh met with the Trustees and provided further information, including but not limited to, the services it provides to the Fund and the management fee paid for those services, the business strategy for the Fund, firm ownership, resources available to service the Fund, including compliance resources, other investment strategies managed by Reynders, McVeigh, and profitability. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the terms and the form of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services provided by Reynders, McVeigh; (2) the cost of the services provided and the profits realized by Reynders, McVeigh from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Reynders, McVeigh resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Reynders, McVeigh Core Equity Fund
Approval of Investment Advisory Agreement (Unaudited)(continued)

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Fund over the previous two years, and noting additional discussions with representatives of Reynders, McVeigh that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the continuation of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Reynders, McVeigh’s services provided to the Fund. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. With respect to the Investment Advisory Agreement, the Trustees considered the scope of services that Reynders, McVeigh provides to the Fund, which includes but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including providing pre-trade portfolio compliance; (2) investing or overseeing the investment of the Fund’s assets consistent with its investment objective and investment policies; (3) directly managing the Fund’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions for a period of time; (4) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (6) maintaining or overseeing the maintenance of the required books and records for transactions effected by Reynders, McVeigh on behalf of the Fund; (7) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund; (8) providing marketing support; and (9) responding to questions from investors. The Trustees considered Reynders, McVeigh’s own capitalization separately and its assets under management, as well as the commitment on the part of Reynders, McVeigh to enhance its capitalization over time. The Trustees considered Reynders, McVeigh’s compliance resources, including a Chief Compliance Officer with the support of additional compliance personnel. The Trustees also considered the ESG investment philosophy of Reynders, McVeigh’s portfolio management team, as well as their investment industry experience and expertise in the sustainable and impact investment strategy. The Trustees also noted the capabilities and expertise of personnel responsible for implementing the Fund’s portfolio construction methodology and Reynders, McVeigh’s oversight and risk management process, including the due diligence process employed by Reynders, McVeigh in identifying and evaluating potential investments. The Trustees also considered information regarding Reynders, McVeigh’s disaster recovery and contingency plans and data protection safeguards, among other things. The Trustees also noted the Fund’s performance compared to its prospectus benchmark, the MSCI World NR USD. The Trustees considered that the Fund outperformed its benchmark index for the one-year and since inception periods ended June 30, 2020. The Trustees also considered the Fund’s performance compared to those of other funds in the peer group category analysis provided by Broadridge. The Trustees noted that the peer group category analysis of Broadridge was based upon the Morningstar Large Growth category, but also included peers from outside this native category, which represented the Fund’s all-cap global strategy. The appropriateness of Broadridge’s peer group analysis was discussed. They noted that the Fund outperformed the median of the peer group for the one-year and since inception periods ended June 30, 2020. The Trustees concluded that they were satisfied with the nature, extent and quality of proposed services that Reynders, McVeigh provides to the Fund under the Investment Advisory Agreement.

Reynders, McVeigh Core Equity Fund
Approval of Investment Advisory Agreement (Unaudited) (continued)

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Reynders, McVeigh, as well as the firm’s profitability analysis for services rendered to the Fund. In this regard, the Trustees noted that Reynders, McVeigh has agreed to enter into an Expense Limitation Agreement with the Fund through May 31, 2021, and that pursuant to such agreement, Reynders, McVeigh will contractually agree to reimburse the Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest, taxes, and extraordinary expenses) do not exceed the amount specified in the agreement. The Trustees noted that Reynders, McVeigh does not expect the Fund to be profitable during the upcoming year of operations and also noted the Fund’s good performance and competitive expense limitation arrangement. Finally, the Trustees reviewed Reynders, McVeigh’s financial condition and fiscal health as it relates to the firm’s financial ability to provide the contractually required services to the Fund.

Comparative Fee and Expense Data. The Trustees also reviewed and discussed with Reynders, McVeigh the advisory fee and contractual expenses of the Fund as compared to those of other funds in the peer group category analysis provided by Broadridge, which analysis was based on the Morningstar Large Growth category, but also included peers from outside this native category, and represented the Fund’s all-cap global strategy. The Trustees noted that the Fund’s management fee was in line with the average and median, and was below the maximum management fees reported for the peer group. In addition, the Trustees considered that the gross total expense ratio of the Fund was lower than the average and median of the peer group. The Trustees noted that the net total expense ratio (reflective of and fee waivers and expense reimbursements) of the Fund was slightly higher than the average and median of the peer group. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reynders, McVeigh’s management fee is reasonable at this time.

Reynders, McVeigh Core Equity Fund
Approval of Investment Advisory Agreement (Unaudited) (continued)

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale with respect to the services provided by Reynders, McVeigh, noting that Reynders, McVeigh’s advisory fee does not contain breakpoints. The Trustees concluded that no material economies exist at this time.

Other Benefits. The Trustees noted that Reynders, McVeigh confirmed that they will not utilize soft dollar arrangements with respect to portfolio transactions in the Fund and do not anticipate the use of affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Reynders, McVeigh will not receive any other material financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts of interest of Reynders, McVeigh. Based on the assurances from representatives of Reynders, McVeigh, the Trustees concluded that no material conflicts of interest currently exist that could adversely impact the Fund. They also noted that the Adviser has compliance policies and procedures in place to address any conflict of interest situations that may arise.

Based upon discussions with Reynders, McVeigh and the Support Materials provided, the Board concluded that the overall arrangements between the Trust and Reynders, McVeigh as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Reynders, McVeigh performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2020 through January 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Annualized
		Account Value	Account Value	During	Expense
		August 1, 2020	January 31, 2021	Period(a)	Ratio
Reynders, McVeigh Core Equity Fund
Institutional Shares	Actual	$1,000.00	$1,295.60	$5.48	0.95%
	Hypothetical(b)	$1,000.00	$1,020.36	$4.82	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 41% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 26% qualifies for the corporate dividends received deduction.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 12 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Birth Year: 1957 TRUSTEE Began Serving: March 2017

Principal Occupation(s): Vice Chairman of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (February 2019 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (1999 to February 2019); President of Ultimus Fund Distributors, LLC (1999 to 2018).

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Trustees and Officers (Unaudited) (continued)

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Birth Year: 1952 TRUSTEE Began Serving: July 2018	Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Consultant, Board of Trustees of Ultimus Managers Trust (2016 to 2019) and Former Trustee of Ultimus Managers Trust (2012 to 2016).
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present); Board member, Boys & Girls Club of Coachella (2020 - present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupations(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT AND CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).

Previous Position(s): Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015).

Matthew J. Beck Birth Year: 1988 SECRETARY Began Serving: September 2018

Principal Occupation(s): Senior Attorney, Ultimus Fund Solutions, LLC (May 2018 to present) and Secretary, Ultimus Managers Trust (July 2018 to present).

Previous Position(s): Chief Compliance Officer, OBP Capital, LLC (May 2015 to May 2018); Secretary, Aspiration Funds (March 2015 to May 2018); Secretary, Starboard Investment Trust (September 2014 to May 2018); Secretary, Leeward Investment Trust (September 2014 to May 2018); Secretary, Hillman Capital Management Investment Trust (September 2014 to May 2018); Secretary, Spinnaker ETF Series (September 2014 to May 2018); Vice President and General Counsel, The Nottingham Company (July 2014 to May 2018).

FACTS	WHAT DOES REYNDERS, MCVEIGH CORE EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 950-6868

Who we are
Who is providing this notice?	Reynders, McVeigh Core Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account or provide account information

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Reynders, McVeigh Capital Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 950-6868 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 950-6868 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC
Walter B. Grimm, Chairman	ACCOUNTING FIRM
John C. Davis	Ernst & Young LLP
Robert G. Dorsey	221 East 4th Street, Suite 2900
Lori Kaiser	Cincinnati, OH 45202
Janet Smith Meeks
Mary M. Morrow	LEGAL COUNSEL
Bernstein Shur
OFFICERS	100 Middle Street, 6th Floor
Matthew J. Miller, Chief Executive Officer and	Portland, ME 04104
President
Zachary P. Richmond, Chief Financial Officer	CUSTODIAN
and Treasurer	Huntington National Bank
Martin R. Dean, Chief Compliance Officer	41 South High Street
Matthew J. Beck, Secretary	Columbus, OH 43215

INVESTMENT ADVISER	ADMINISTRATOR, TRANSFER AGENT
Reynders, McVeigh Capital Management, LLC	AND FUND ACCOUNTANT
121 High Street, 4th Floor	Ultimus Fund Solutions, LLC
Boston, MA 02110	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Reynders-AR-21

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least two audit committee financial experts serving on its audit committee.

(a)(2) The audit committee financial experts are Lori Kaiser and John C. Davis, who are both “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2021	$11,550
	FY 2020	$11,550

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2021	$0
	FY 2020	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2021	$3,700
	FY 2020	$3,700

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2021	$0
	FY 2020	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2021	$3,700	$0
FY 2020	$3,700	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2)  Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	4/05/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	4/05/2021

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	4/05/2021